SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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SPECIAL MEETING OF SHAREHOLDERS ADJOURNED

FIDELITY FREEDOM INCOME FUND(Registered trademark)
FIDELITY FREEDOM 2000 FUND(Registered trademark)
FIDELITY FREEDOM 2010 FUND(Registered trademark)
FIDELITY FREEDOM 2020 FUND(Registered trademark)
FIDELITY FREEDOM 2030 FUND(Registered trademark)

Dear                           Dear Investor    :

We are writing to inform you that due to insufficient shareholder participation, the Special Meeting of Shareholders for Fidelity
Freedom Funds originally scheduled for March 15, 2000 has been adjourned. We hope to hold the meeting on April 19, 2000.

Several weeks ago, we mailed you proxy information to enable you to vote on several important proposals that affect your fund(s). Please take this opportunity to vote and voice your opinion on these proposals. The Special Meeting of Shareholders cannot be held until sufficient votes are received.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY
BE.

If you haven't done so already, please cast your vote on the enclosed proxy card(s). Shareholders who hold more than one account in the fund(s) will receive a separate card for each account and should vote each card.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

TO VOTE BY MAIL

Please mail your SIGNED proxy card(s) in the postage-paid envelope.

TO VOTE BY FAX

Please fax the front and back of your SIGNED proxy card(s) to our proxy tabulator at

1-888-451-8683.

If you have already voted, thank you for your response. If you have any further questions, please call Fidelity at 1-800-544-6666. We appreciate your prompt response. Thank you.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

USEQ-Aber-0300